                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): JUNE 18, 1998

                         CITATION COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

MISSOURI                  0-20284                    43-1174397
(State or other           (Commission                (IRS Employer
jurisdiction of           File Number)               Identification No.)
incorporation)

          424 S. WOODS MILL ROAD, SUITE 200, ST. LOUIS, MISSOURI 63017
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (314) 579-7900

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Form 8-K                                                            Page 1
CITATION Computer Systems, Inc.                                     101811

ITEM 5.           OTHER EVENTS

         On June 18, 1998, Registrant issued a Press Release, a copy of which is included herein as Exhibit 99(a), announcing the sale of its financial systems business and customer base to Sterling Systems of Downey, Idaho. The terms of the sale were not disclosed.

         On June 24, 1998, Registrant issued a Press Release, a copy of which is included herein as Exhibit 99(b), announcing that Registrant is in discussions with MEDASYS Digital Systems regarding a possible business combination. MEDASYS, a French company with offices in Miami, Florida, and Chicago, Illinois, is a leading provider of medical imaging systems in Europe.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CITATION COMPUTER SYSTEMS, INC.



                                                 By  /s/ Richard D. Neece
                                                   ---------------------------
                                                     Richard D. Neece, President

Date: June 29, 1998





Form 8-K                                                                Page 2
CITATION Computer Systems, Inc.                                         101811